Exhibit 99.1

OceanFirst Financial Corp.

John R. Garbarino, Chairman, President & CEO Michael J. Fitzpatrick, Executive Vice President & CFO

ACB’s COMMUNITY BANK INVESTOR

CONFERENCE

MAY 19, 2005

NASDAQ: OCFC

OceanFirst Financial Corp.

This presentation contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project”, or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: OCFC

OceanFirst Financial Today

Holding company for the 103 year old financial services firm serving the community banking needs of the attractive Central New Jersey Shore growth market between the major metropolitan areas of New York City and Philadelphia $1.9 Billion in Assets – 18 OceanFirst Bank branches and 2 satellite loan production offices (lpo) within a tightly defined market area Columbia Home Loans, LLC. (CHL) – wholly owned mortgage banking subsidiary headquartered in Westchester County, New York with offices in the greater NYC metropolitan area Transitioning the Bank’s balance sheet to reduce a historical over-reliance on CD funding and residential mortgage portfolio lending Responding to the Compliance & Risk Management challenges of the day Growing revenue and non-interest income through balance sheet expansion and composition change, maturity of new business lines and continual product line expansion

NASDAQ: OCFC

Eight Years of Delivering Shareholder Value

12/31/2004 12/31/1996 CAGR

Total Loans $1,549,642,000 $690,306,000 10.6%

Core Deposits 797,336,000 317,070,000 12.2%

For the Years

2004 1997 CAGR

EPS $1.42 $.59 13.4%

Annual Dividend .80 .27 16.8%

ROE 13.3% 6.0% 12.1%

Fee and Service Charge Income $8,289,000 $1,376,000 29.2%

Average Annual/Total Shareholder Return 17.9%

NASDAQ: OCFC

Improved Operating Results

Completed Successful Management Reorganization in 2004 Return of Balance Sheet Growth – 2004

Deposits grew 11.0%—$126 million Loans increased 8.1%—$117 million

Expansion of Residential Loan Production Capability

Capitalizing on loan officer market dislocations, replacing lost mortgage refinance activity

Growth of Revenues (last two quarters year over year)

Fee and service charge income + 9.1% Net Interest Income + 8.6%

Margin Stabilization and Support

First quarter net interest margin expanded by 3 BP over prior year and 16 BP over the linked quarter

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Business Plan 2005 – 2007

Return to double-digit EPS growth rates

Focus on de novo branch and core account development to drive asset/revenue growth Market commercial lending services to local businesses, further improving the loan portfolio mix Grow non-interest income as the primary driver of top-line revenue through the maturation of recent initiatives Improve operating efficiency through revenue enhancement and expense control Deliver all financial services within the Bank’s defined market under the strong sales, service and credit cultures

Capitalizing on the unique advantage of being the local community service minded alternative to mega-banks

NASDAQ: OCFC

Quarterly Earnings Have Rebounded

Last two Quarters up 14.3% and 17.6% over prior year $0.45 $0.42 $0.39 $0.36 $0.33 $0.30

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q

2003 2004 2005

NASDAQ: OCFC

Retail Branch In-Market Growth

18 Branches in tightly defined market provide significant presence, market share

Successful de novo branching and core deposit generation

From 1996 through 1Q ‘05, 10 branches were opened with an average core deposit mix of 76%

Additional current branch activity in our growth market

Freehold branch opened March 2005

New Little Egg Harbor branch scheduled to open (4Q ‘05) Whiting branch to be relocated to a more convenient, prominent location (4Q ‘05)

NASDAQ: OCFC

The Changing Deposit Mix

2007 Goal

December 31, 1996

Savings & MMDA

26%

CD’s 66%

Checking 8%

March 31, 2005

Savings & MMDA

31%

CD’s 36%

Checking 33%

Savings & MMDA

35%

CD’s 25%

Checking 40%

NASDAQ: OCFC

Loan Portfolio Supporting Revenue Growth

Residential Lending Market Leader

Bank is among the leading residential mortgage originators in Monmouth and Ocean Counties Core Bank originations of $367 million for 2004; off of $526 million in 2003 Projected increased residential originations in 2005 from new lpos replaces 2004 volume shortfall

Commercial Lending Growth Continues $112 million in high quality loans in 2004; an increase from $100 million in 2003 Satellite commercial lpo 4Q ‘04; projected to add $20 million annual production capability Receivables of $315 million at 1Q ‘05; growing to 27% of total 2007 portfolio

NASDAQ: OCFC

The Changing Loan Portfolio Mix

2007 Goal

December 31, 1996

Consumer 5%

Residential 93%

Commercial 2%

March 31, 2005

Commercial 20%

Consumer 7%

Residential 73%

Consumer 9%

Residential 64%

Commercial 27%

NASDAQ: OCFC

Non-Interest Income Driving Revenue Growth

CHL 3Q ‘04 acquisition of a consumer direct lending platform

Alternate delivery channel boosts CHL’s production by $200 million Immediate earnings accretion from the fourth quarter 2004

Trust Service fees grew 9% over the prior year

Accretive to the bottom line in under 5 years

Internalizing the sale of non-insured alternative investment products currently outsourced to third party provider

Income more than doubling, providing incremental growth of $1.2 million by 2007

PMI Captive Reinsurance Company and Title Insurance joint venture

Leverage the significant first mortgage production capability, providing $250,000 in additional annual net fee income to the Bank by 2007

NASDAQ: OCFC

Non-Interest Income as a        % of Revenue

2007 Goal

December 31, 1996

7%

Non-Interest Income

93% Net Interest Income

March 31, 2005

28% Non-Interest Income

72% Net Interest Income

33% Non-Interest Income

67% Net Interest Income

Excluding gain (loss) on sales of securities.

NASDAQ: OCFC

Capital Management

Successfully delivering on our 1996 IPO Business Plan

Historical

First mutual thrift conversion to include a charitable foundation Repurchase of 15.8 million shares, 58% of shares originally issued Eleventh repurchase program for 10% of outstanding shares 100% stock dividend – 5/98; 50% stock dividend – 5/02 Quarterly cash dividend increases totaling 200% since the initial dividend in 1997 Current attractive yield – 3.6% Wholesale leverage strategy managed to transition from investment securities to loans providing additional net interest income with manageable interest rate risk Effective leverage of core capital from 20.8% in 1996 to 7.1% in first quarter 2005, without ill conceived acquisitions or market-dilutive geographic expansion

NASDAQ: OCFC

Capital Management (cont’d)

Continuing to drive value

Prospective

OceanFirst Foundation performing as expected – without bottom-line dilution Capital leveraged appropriately Continued share repurchases and aggressive cash dividend payout ratios Balance sheet expansion driven by commercial loan and core deposit growth Raise Tier 2 debt capital to support growth and share repurchases

NASDAQ: OCFC

Building Additional Shareholder Value

In the long run, we think the following factors undoubtedly create value for the long term OCFC investor

EPS Growth

Restore double digit EPS growth for 2005-2007 periods

Balance Sheet & Revenue Expansion

Grow the balance sheet in excess of 7% annually Increase total revenue minimum of 10% each year

Prudent Capital Management

Targeting desired capital levels of 6.5% – 7.25%

Continued repurchase program funded through debt issuance Healthy cash dividend payout ratio

NASDAQ: OCFC

Building Additional Shareholder Value (cont’d.)

Effective Risk Management

Chief Risk Officer directing Enterprise-wide Risk Management

Net charge-offs amounted to approximately 3 basis points of average net loans from 1997 through 2004 Interest Rate Risk controlled in transitional environment

Franchise Value Enhancement

Successful community banking in a most attractive Central Jersey Shore market CHL initiatives in the opportunity-rich New York metropolitan area

NASDAQ: OCFC

Thank you for your interest in OceanFirst Financial Corp.

NASDAQ: OCFC